UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 28, 2005

                                JUMP'N JAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            UTAH                    000-51140                     87-0649332
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                3270 South 1100 West, South Salt Lake, Utah 84119
                -------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 209-0545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Jump'n Jax, Tryant, LLC, Monarch Bay capital, LLC, and Premier BPO, have agreed to amend the Letter of Intent dated October 19, 2005 such that if the Closing has not occurred by December 31, 2005, the Letter of Intent will expire.

Closing of the transaction is subject to certain requirements including completion of final documentation, due diligence and other customary pre-closing conditions. There is no assurance this transaction will be completed.


Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits.

      10.1 Amendment to the Letter of Intent by Registrant and Premier BPO, Inc.



Notes about Forward-looking Statements

      Statements contained in this Current Report which are not historical facts may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on current expectations and the current economic environment. Jump'n Jax cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JUMP'N JAX, INC.


Date:  November 30, 2005                By  /S/ LANE S. CLISSOLD
                                            ------------------------------------
                                            Lane S. Clissold
                                            Acting President and Director


Date:  November 30, 2005                By  /S/ STEVEN D. MOULTON
                                            ------------------------------------
                                            Steven D. Moulton
                                            Secretary and Director